Investor Presentation

May 2022


PolarityTE
PolarityTE

Forward Looking Statement

This presentation contains forward-looking statements. Forward-looking statements are subject to risks and uncertainties and investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Forward-looking statements are not guarantees of future performance or achievements and actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include, among others:

- The regulatory pathway for our products, including our planned investigational new drug application for the SkinTE® investigational product to be followed with a biologics license application (BLA) and related pre-market approval requirements; the timing, design, and success of preclinical and clinical trials to support our BLA for SkinTE and other products; the process of obtaining regulatory clearances or approvals to market a biological product or device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming; and such clearances or approvals may not be granted on a timely basis, or at all;
- Our expectations regarding market size and opportunities, growth opportunities in certain markets, and demographic and market trends; there can be no assurance that demand for our products will be established or grow;
- Our expectations regarding future revenue growth, including product adoption, performance, and innovations, future estimated market size, expansion into additional markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; future revenue growth will require market, regulatory, and payor acceptance of our products, and such acceptance or approvals may not be obtained on a timely basis, or at all; and
- Our expectations regarding future cGMP compliance; the application of cGMP regulations to the manufacture of biologics and devices is complicated and there can be no assurance that we will achieve cGMP compliance on a timely basis, or at all.

Furthermore, our actual results could differ materially due to the impact of risk factors and other items described in more detail in the "Risk Factors" section of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC (copies of which may be found on the Company's website at http://www.polarityte.com/ or the SEC website at http://www.sec.gov/). Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

PolarityTE History

PolarityTE® Where Self Regenerates Self®

- Founded in 2016 by MD/PhD from John Hopkins
- Autologous cell & tissue technology platform for skin regeneration
- SkinTE® was previously marketed as 361 HCT/P—1,200 patients treated
- Pivoted to 351/BLA pathway—off market as 361 HCT/P in May 2021 after end of enforcement discretion
- IND submitted in July 2021, approved in January 2022

Leveraging Pre-BLA Commercial Experience

PolarityTE®
Where Self Regenerates Self®

1
Experiential Learnings

Optimized product manufacturing

Refined post-application protocol

Established KOL Relationships

2
Refined Indication Positioning

Full-thickness DFUs with exposed structures

Stage 3 & 4 pressure injuries

Complex traumatic wounds

3
Developed Real World Evidence

Informed trial design

Evidence was leveraged during and post IND approval process

>10 peer-reviewed SkinTE publications

SkinTE®: De-Risked Asset Leading to Significant Market Opportunity

PolarityTE®
Where Self Regenerates Self®

Phase 3 IND Approved Jan 2022 for Chronic Cutaneous Ulcer Indication

- First pivotal trial—COVER DFUs—commenced enrollment in early Q2 2022
- RMAT Designation Granted May 2022

Scientific Body of Evidence

- DFU and VLU RCTs totaling 129 patients met primary & secondary endpoints
- > 10 peer-reviewed SkinTE scientific publications

Real World Experience

- IND pivotal trials backed by 1,200 SkinTE applications from prior 361 HCT/P marketing

Intellectual Property

- Total of 18 allowed and granted utility patents – 14 Internationally and 4 in the U.S.

BLA Value Proposition

- **FDA/BLA approval requires robust data to establish safety and efficacy**
  - Potential to drive broad adoption and enhance reimbursement post-approval
  - SkinTE pricing expected to be based on cost-effectiveness
- **Expanded market opportunities**
  - Additional or supplemental IND strategy to pursue multiple indications may lead to even more substantial market opportunities
- **Competition**
  - If deemed a reference product, potential for 12 years of regulatory exclusivity

Chronic Wounds: A Large and Growing Health and Economic Problem

PolarityTE®
Where Self Regenerates Self®



6.5m
Affected Patients in the US per year
~2.4m
Annual Incidence Rate of DFUs
~2.5m
Annual Incidence Rate of Pressure Injury
~600K
Annual Incidence Rate of VLUs[29]

More than $25 Billion spent on chronic wound care annually in the US

With an expected increase in lifetime incidence of Diabetes and an aging US Population CCUs are expected to rise drastically over the next decade

Sen, C. K., Gordillo, G. M., Roy, S., Kirsner, R., Lambert, L., Hunt, T. K., Gottrup, F., Gurtner, G. C., & Longaker, M. T. (2009). Human skin wounds: a major and snowballing threat to public health and the economy. *Wound repair and regeneration : official publication of the Wound Healing Society [and] the European Tissue Repair Society*, *17*(6), 763–771. https://doi.org/10.1111/j.1524-475X.2009.00543.x

SkinTE – A Different Approach to Solving the Problem

PolarityTE®
Where Self Regenerates Self®

Unique clinical attributes of SkinTE have the potential to create a new approach for hard-to-heal chronic and acute wounds

SkinTE	Current Treatments Options Limitations
Autologous, multi-cellular treatment: Closure, not contracture, from the inside out	Skin Substitutes: Limited by wound size and depth, best in superficial wounds, multiple applications required, rely on wound bed to supply cells
Non-surgical, typically a single application that can be applied in the office	Split-Thickness Skin Graft: Invasive treatment requiring operating room and surgical team, large harvest site wound, risk of contracture
Volume filling of deep wounds and exposed structures	Cadaveric Skin or Allogenic Cells: Temporary, cells do not substantially engraft into wound bed, does not result in full-thickness skin
Treatment results in full thickness/fully functional skin: sensation, pliability, glands, hair follicles	

autologous heterogenous skin construct

Science of SkinTE

Where Self Regenerates Self

Biology of Skin





Healing is Not Homeostasis



Eschar
MET
HGF
FGF7
FGFR2-
IIIb
FGF10
TGF-α
EGFR
TGF-α
HB-EGF
HGF
HB-EGF
Epithelial
cell
Collagen
Fibroblast

2008 Nature Gurtner et al.



Hemostasis
Fibrin clot
Collagen
Thermally-
damaged
collagen
Blood vessel
Inflammation
Proliferation
Eschar
Remodeling
Matrix
remodeling

2018 Quant Imag Med Surg Deegan et al.

Healing is Not Homeostasis



Epidermal Cells
Sebaceous Gland Cells
Interfollicular Dermis Cells
Epidermis
Dermis
Wound
Hypodermis
Follicular Bulge Cells
Adipose Derived Cells

Wong, Victor & Levi, Benjamin & Rajadas, Jayakumar & Longaker, Michael & Gurtner, Geoffrey. (2012). International Journal of biomaterials. 2012. 926059. 10.1155/2012/926059.

Limits of Endogenous Healing









Goals of Therapy





- Epithelium that prevents bacterial penetration and retains moisture
- Dermis that is durable yet flexible
- Dermal appendages that facilitate moisture and thermal regulation and sensation

Development of SkinTE







Epidermis
Dermis
Hypodermis
Wound
Epidermal Cells
Sebaceous Gland Cells
Interfollicular Dermis Cells
Follicular Bulge Cells
Adipose Derived Cells

Wong, Victor & Levi, Benjamin & Rajadas, Jayakumar & Longaker, Michael & Gurtner, Geoffrey. (2012). International Journal of biomaterials. 2012. 926059. 10.1155/2012/926059.

SkinTE
Autologous Heterogeneous Skin Construct (AHSC)

- Multicellular segments with endogenous cellular skin populations including keratinocytes, fibroblasts, endothelial cells, follicular cells, and extracellular matrix
- Not cultured ex vivo – engrafts and expands in the wound bed
- Multicellular segments have an improved surface are to volume ratio that facilitates plasmatic imbibition and engraftment in austere wound environments



Activation of Wound Healing Pathways

PolarityTE®
Where Self Regenerates Self®

Gene Expression Array
Stem Cell Pathways


A
Color key
25 30 35
Value
H1-P
H2-P
H3-P
H4-P
H5-P
H3-N
H4-N
H5-N
H2-N
H1-N
AHSC
Native

Gene Expression Array
Extracellular Matrix Pathways


B
Color key
25 30 35
Value
H1-P
H2-P
H4-P
H3-P
H5-P
H5-N
H4-N
H3-N
H2-N
H1-N
AHSC
Native

Mass Spectrometry
Protein Profiling


E
APC
Native
Processed
F
BMP1
Native
Processed
G
IGF1
Native
Processed
H
IL6
Native
Processed
Quantile normalized Ct value
I
Log10 Abundance
H6-N
H7-N
H8-N
H6-P
H8-P
H7-P
J
Adjusted p-value
Log10(AHSC/native)
COMP
COL6A6
COL7A1
CASP14
LAMB4
LAMA4
NID2
ABHD5
SPARC

Extensive In Vivo Research and Testing

Xenograft Mouse Model



A
8 mm
D
Native
hHSC
Native
B
Ku80/DAPI
I
KRT14/KRT10/TGM1/Ku80/DAPI

Swine Models



Advanced Dressing
SkinTE
POD 0
POW 4
POW 10
SW8535 A2
SW8535 A5
SW8535 A2
SW8535 A5



Yucatan Swine (n=8)

- 36 cm^2 full-excisional wounds
- Arms: Dressing vs SkinTE+Dressing
- SkinTE 1:36 expansion ratio

SkinTE Mechanism of Action

- Engraftment of healthy autologous SkinTE multicellular segments
- Proliferation and migration of the SkinTE cellular populations
- SkinTE expresses growth factors, cytokines, and extracellular matrix supporting the wound bed

SkinTE Process & QA Release Testing

SkinTE Harvest Box



Full-Thickness Skin Harvested



*Harvest size and location may vary

Skin Harvest Sent to Manufacturing in Self-Cooling Container



SkinTE Returned to Facility/Provider



SkinTE Applied to Wound



Purity	SkinTE is manufactured aseptically and is tested for bacterial contamination
Identity	SkinTE is tested to ensure it has the necessary epidermal and dermal cellular components
Potency	SkinTE is tested to ensure cellular viability and cellular activation

SkinTE®

The Goal—Closure with Functional Skin

Multi-Modality Imaging of Hair Follicles



Confocal Merge
Confocal Dual
ESEM
Stereoscopic
Native Skin
SkinTE™



2-Point Discrimination Threshold (cm)
8
6
4
2
0
NS
*
SkinTE
Native Skin
STSG

*P < 0.0001.
ESEM, environmental scanning electron microscopy; HF, hair follicle; STSG, split-thickness skin graft.

Granick M, Baetz N, Labroo P, Milner S, Li W, Sopko N. "*In Vivo* Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing". *International Wound Journal*. 2019;1-6.

Closure—Not Contracture—From the Inside Out

PolarityTE®
Where Self Regenerates Self®

SkinTE Progression of Healing Over 13 Months[7]



Punch Biopsy of a region treated with SkinTE — six months following deployment with correlative histology[7]



Epidermis
Dermis
Hypodermis
Subcutaneous Fat


SC
SL
SG
SS
SB
*

H&E – Highlighting Rete Pegs[7]

H&E=Hematoxylin Eosin
Photographs are real-world cases provided by physicians, without support from medical photographers.

SkinTE for Diabetic Foot Ulcers

Success in closing DFUs in randomized controlled trial and real-world evidence[2,12]

DFU Outcomes from Pilot Trial[2]



Initial wound



~9 weeks after single application of SkinTE



Initial wound



~8 weeks after single application of SkinTE

SkinTE in Full-Thickness DFUs



Initial wound



~17 weeks after single application of SkinTE



Initial wound



~22 weeks after single application of SkinTE

SkinTE for Pressure Injury

PolarityTE®
Where Self Regenerates Self®

Real world evidence supports proof of concept in pressure injury[22,23]

Only 50% of stage III ulcers and 30% of stage IV ulcers heal within 6 months with standard of care[24]

In a recent series of 276 patients receiving a flap for pressure injury, the complication rate was 58.7%[25]

Residual Limb Pressure Injury[22]



Initial wound



~11 weeks after single application of SkinTE



~23 weeks after single application of SkinTE

Sacral Pressure Injury[22]



Initial wound present for 2 years



~9 weeks after single application of SkinTE



24 weeks after single application of SkinTE

Published Clinical Data

PolarityTE®
Where Self Regenerates Self®

Received: 17 February 2021 | Revised: 28 March 2021 | Accepted: 31 March 2021
DOI: 10.1111/iwj.13598

ORIGINAL ARTICLE

IWJ WILEY

A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis

David G. Armstrong[1] | Dennis P. Orgill[2] | Robert Galiano[3] | Paul M. Glat[4] | Lawrence Didomenico[5] | Alexander Reyzelman[6] | Robert Snyder[7] | William W. Li[8] | Marissa Carter[9] | Charles M. Zelen[10]

[1]Department of Surgery, University of Southern California, Keck School of Medicine, Los Angeles, California
[2]Division of Plastic Surgery, Brigham and Women's Hospital, Boston, Massachusetts
[3]Division of Plastic Surgery, Northwestern University Feinberg School of Medicine, Chicago, Illinois
[4]Drexel University, Philadelphia, Pennsylvania
[5]Lower Extremity Institute of Research and Therapy, Youngstown, Ohio
[6]Center for Clinical Research, San Francisco, California
[7]Clinical Research Barry University SPM, Brand Research Center, Barry University, Miami, Florida
[8]The Angiogenesis Foundation, Cambridge, Massachusetts
[9]Strategic Solutions, Bozeman, Montana
[10]Department of Medical Education, The Professional Education and Research Institute (PERI), Roanoke, Virginia

Correspondence
Charles M. Zelen, DPM, Department of Medical Education, The Professional Education and Research Institute, 222 Walnut Ave., Roanoke, VA 24016.
Email: cmzelen@periedu.com

Funding information
Polarity TE, Grant/Award Number: 002

Abstract

We desired to carefully evaluate a novel autologous heterogeneous skin construct in a prospective randomised clinical trial comparing this to a standard-of-care treatment in diabetic foot ulcers (DFUs). This study reports the interim analysis after the first half of the subjects have been analysed. Fifty patients (25 per group) with Wagner 1 ulcers were enrolled at 13 wound centres in the United States. Twenty-three subjects underwent the autologous heterogeneous skin construct harvest and application procedure once; two subjects required two applications due to loss of the first application. The primary endpoint was the proportion of wounds closed at 12 weeks. There were significantly more wounds closed in the treatment group (18/25; 72%) vs controls (8/25; 32%) at 12 weeks. The treatment group achieved significantly greater percent area reduction compared to the control group at every prespecified timepoint of 4, 6, 8, and 12 weeks. Thirty-eight adverse events occurred in 11 subjects (44%) in the treatment group vs 48 in 14 controls (56%), 6 of which required study removal. In the treatment group, there were no serious adverse events related to the index ulcer. Two adverse events (index ulcer cellulitis and bleeding) were possibly related to the autologous heterogeneous skin construct. Data from this planned interim analysis support that application of autologous heterogeneous skin construct may be potentially effective therapy for DFUs and provide supportive data to complete the planned study.

KEYWORDS
biological products, diabetic foot, randomised controlled trial, ulcer, wound healing

Int Wound J. 2021;1–12. wileyonlinelibrary.com/journal/iwj 1

OPEN
PRS GLOBAL OPEN
ORIGINAL ARTICLE
Reconstructive

Open-label Venous Leg Ulcer Pilot Study Using a Novel Autolologous Homologous Skin Construct

Background: Venous leg ulcers (VLUs) are often refractory to compression therapy, and their prevalence is increasing. An autologous homologous skin construct (AHSC) that uses the endogenous regenerative capacity of healthy skin has been developed to treat cutaneous defects, with a single application. The ability of AHSC to close VLUs with a single treatment was evaluated in an open-label, single-arm feasibility study to test the hypothesis that AHSC treatment will result in wound closure by providing healthy autologous tissue to the wound bed.
Methods: Ten VLUs were treated with a single application of AHSC. A 1.5 cm^2 full-thickness skin harvest from the proximal calf was collected and sent to a Food ...

INTRODUCTION

Received: 12 July 2019 | Revised: 1 October 2019 | Accepted: 1 October 2019
CASE REPORT

Regeneration and expansion of autologous full-thic[kness skin] through a self-propagating autologous skin graft t[echnology]

Charles W. Patterson[1,2] | Matthew Stark[3] | Silpa Sharma[2] | Gerhar[d S. Mundinger]

Correspondence
Gerhard S. Mundinger, Division Chief, Plastic and Reconstructive Surgery, Children's Hospital of New Orleans, New Orleans, LA.
Email: gerhard.mundinger@lcmchealth.org

Abstract
New autologous skin regeneration technology yielded ... denced by clinical observation and skin biopsy 5 mon[ths] ... relief for debilitating split-thickness skin graft contractu[re]

KEYWORDS
autologous tissue, dermis, epidermis, full-thickness, hair follicle, hyp...

1 | INTRODUCTION

Large deep partial-thickness and full-thickness cutaneous defects often require excision and split-thickness skin grafting (STSG) because the surrounding intact skin and endogenous regenerative populations are unable to heal the defect. Donor site availability and contraction of the grafted wound are significant limitations for patients requiring extensive skin grafting. Other skin therapies commonly augment one or two components of the wound healing process, yet no adjunctive therapies utilize all components of wound healing or can regenerate full-thickness skin. A recently developed, commercially available autologous homologous skin construct (AHSC) technology utilizes the patient's endogenous cutaneous regenerative potential to expand and generate full-thickness skin with all epidermal and dermal components. The ability of this technology to regenerate full-thickness skin following excision of a scarred STSG was evaluated. A ...

Case Report

Regeneration of Functional, Full-Thick[ness] Skin With Minimal Donor Site Contribu[tion] Using Autologous Homologous Skin Construct

Kelsey Isbester, BS[1], Corinne Wee, MD[1,2], Samual Boas, Nikolai Sopko, MD, PhD[3], and Anand Kumar, MD[2]

Abstract
Autologous skin grafts (autografts) remain the gold standard in the treatment ... however, identifying adequate donor sites can be the limiting factor. Additionall[y] ... infection, and poor cosmetic outcomes. Many skin substitutes have been engin[eered] ... These substitutes, however, all leave something to be desired either functionally o[r] ... a new technology, autologous homologous skin constructs, to regenerate full ... polarity, allowing important components of skin such as glands and hair follicles ... samples of full-thickness skin from the patient, decreasing issues of donor site ...

Keywords
skin graft, wound care, full thickness, pediatric

Introduction

In the treatment of large skin defects not amenable to secondary healing, primary closure, or local tissue rearrangement, split and full-thickness autologous skin grafts remain the gold standard of care.[1] For extensive wounds or burns, however, identifying adequate donor sites can be the limiting factor. Additionally, donor sites are associated with pain, risk of infection, and poor cosmetic outcomes. Various skin substitutes and technologies have been engineered over the recent years; however, each lack ideal functional or cosmetic characteristics when compared with traditional autografts.[2] A new technology, autologous homologous skin constructs (AHSC), offers the possibility of full-thickness skin regeneration from a small full-thickness tissue sample, providing a new solution for challenging cases of soft tissue loss.[3] In contrast to its predecessors, AHSC reconstitute autologous cells that remain "functionally polarized," thus allowing important components of skin such as glands and hair follicles to regenerate. Here, we present 2 cases of large pediatric wounds in which AHSC was successfully used to regenerate functional full-thickness skin, including hair and glands, with minimal donor site morbidity.

Cases

An 18-year-old ... after ejection fr... have an extensi[ve] ... additional left ... workup was ne... room (OR) for ... knee wound; ... 20 cm^2. She ... 2 days later af[ter] ... be 51.59 cm^2 ... OH); Canfield ...

Received: 2 March 2020 | Revised: 23 April 2020 | Accepted: 26 April 2020
DOI: 10.1111/iwj.13404

ORIGINAL ARTICLE

IWJ WILEY

Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers

David G. Armstrong[1] | Dennis P. Orgill[2] | Robert Galiano[3] | Paul M. Glat[4] | Marissa Carter[5] | Charles M. Zelen[6] | William W. Li[7]

[1]Keck School of Medicine, University of Southern California, California, Los Angeles
[2]Brigham and Women's Hospital, Boston, Massachusetts
[3]Northwestern University School of Medicine, Chicago, Illinois
[4]Drexel University, Philadelphia, Pennsylvania
[5]Strategic Solutions, Inc., Cody, Wyoming
[6]The Professional Education and Research Institute (PERI), Roanoke, Virginia
[7]The Angiogenesis Foundation, Cambridge, Massachusetts

Correspondence
Charles M. Zelen, DPM, Professional Education and Research Institute, 222 Walnut Avenue, Roanoke, VA 24016.
Email: cmzelen@periedu.com

Funding information
PolarityTE, Grant/Award Number: Grant001

Abstract

Diabetic foot ulcers (DFUs) are a growing burden on patients and health care systems that often require multiple treatments of both conventional and advanced modalities to achieve complete wound closure. A novel autologous homologous skin construct (AHSC) has been developed to treat cutaneous defects with a single topical application, by leveraging the endogenous repair capabilities of the patient's healthy skin. The AHSC's ability to close DFUs with a single treatment was evaluated in an open-label, single-arm feasibility study. Eleven patients with DFUs extending up to tendon, bone, or capsule received a single topical application of AHSC. Closure was documented weekly with high-resolution digital photography and wound planimetry. All 11 DFUs demonstrated successful graft take. Ten DFUs closed within 8 weeks. The median time-to-complete closure was 25 days. The mean percent area reduction for all 11 wounds at 4 weeks was 83%. There were no adverse events related to the AHSC treatment site. This pilot study demonstrated AHSC may be a viable single application topical intervention for DFUs and warrants investigation in larger, controlled studies.

KEYWORDS
autologous homologous skin construct, diabetic foot ulcer, novel therapy, wound healing

Int Wound J. 2020;1–10. wileyonlinelibrary.com/journal/iwj 1

DFU RCT – Statistically Significant Results

PolarityTE®
Where Self Regenerates Self®

70% Closure with AHSC

Greater PAR with AHSC

90% Single Application of AHSC

<u>Primary Endpoint</u>
Closure at 12 Weeks

AHSC: 35/50 (70%) Closed

SOC: 17/50 (34%) Closed

p=0.00032

<u>Secondary Endpoint</u>
Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks

p=0.009

<u>12 Weeks</u>
AHSC: 84.3%

SOC: 50.5%

<u>Number of Applications</u>
Applications of SkinTE

1 Application: 45/50 (90%)

2 Applications: 5/50 (10%)

**Refer to NCT03881254 on ClinicalTrials.gov*

VLU RCT – Statistically Significant Results

PolarityTE®
Where Self Regenerates Self®

71% Closure with AHSC

Greater PAR with AHSC

93% Single Application of AHSC

Primary Endpoint
Closure at 12 Weeks

AHSC: 10/14 (71%) Closed

SOC: 5/15 (33%) Closed

p=0.046

Secondary Endpoint
Increased Percent Area Reduction (PAR) at 4, 6, 8, 10 and 12 Weeks

p=0.000035

12 Weeks
AHSC: 82.6%

SOC: 65.4%

Number of Applications
Applications of SkinTE

1 Application: 13/14 (93%)

2 Applications: 1/14 (7%)

**Refer to NCT03881267 on ClinicalTrials.gov*

Product Portfolio and Pipeline

PolarityTE®
Where Self Regenerates Self®

Product	Indication / Application	Development Status			
		Proof of Concept	Pre-Regulatory Submission	IND Acceptance	Trial Enrolling
		SkinTE used in over 1,200 clinical cases under the 361 HCT/P Pathway			
SkinTE®	**Chronic Cutaneous Wounds:** Diabetic Foot Ulcers, Venous Leg Ulcers, and Pressure Injuries	IND Approved			Pivotal PhIII in DFU Began Enrolling Q2 2022
	Acute/Traumatic Wounds				
	Burns				
SkinTE POC	Point-of-care device for on-site SkinTE processing and deployment				
SkinTE Cryo	Cryopreservation of SkinTE for multiple deployments on a single patient				
PTE 11000	Allogeneic, biologically active dressing for use in wound care				

Pipeline: SkinTE for Acute Trauma

PolarityTE®
Where Self Regenerates Self®

Our Opportunity

~84K Trauma cases per year[26]

This patient cohort is admitted to the hospital with open wounds as a primary diagnosis

Using tibial type III fractures as a proxy, the wound size ranges from 76-132cm[27,28]

These wounds are highly concentrated in level 1 trauma centers, which allows for precise targeting and rapid penetration

Advantageous Positioning

SkinTE has been successfully deployed in clinical use for acute traumatic wounds

Ideal patient population for a single application product

Real world evidence and clinical studies to date support proof of concept in acute trauma through ability to cover exposed critical structure, which is common in this patient populated[29, 30]

SkinTE in Acute Traumatic Injury[31]



Initial wound



~11 weeks after SkinTE



~16 weeks after SkinTE

Pipeline: SkinTE for Burns

Acute Burn Opportunity

~42K Burn Cases Per year applicable for SkinTE[32]

~20% of these patients are recording Total Burn Surface areas (*TBSA)* of 10% or greater of their entire bodies, which emphasizes the need for alternatives to traditional STSG Standard of Care

Advantageous Positioning

SkinTE has demonstrated a favorable donor site to wound size ratio which is critical in burn[33]

Clinical experience supports proof of concept in acute trauma through real world evidence and published literature[34]

SkinTE in Acute Burn



Initial wound



~9 weeks after single application of SkinTE

PolarityTE—Key Takeaways

PolarityTE®
Where Self Regenerates Self®

Building the Foundation

IND Approved & RMAT Designation Granted: SkinTE IND Accepted for Chronic Cutaneous Ulcers; First Phase 3 Clinical Trial in Wagner 2 DFUs Commenced in Q2 2022; RMAT Designation Granted in Q2 2022

~1,200 Clinical Cases Focused on Unmet Medical Need: Real-World Tested in Challenging Wounds

Compelling Data: Robust, Reproduceable and Differentiated Data Including Randomized Controlled Trials

Intellectual Property: Total of 18 Allowed and Granted Utility Patents – 14 Internationally and 4 in the U.S.

Focused Pipeline: SkinTE Point of Care, SkinTE Cryo, and PTE 11000 in Proof of Concept Phase of Development

Data Driven

Novel Technology

Patented

Management Team with Deep Operational, Clinical, and Research and Development Experience

PolarityTE® Where Self Regenerates Self®

Management Team



Richard Hague
Chief Executive Officer & President

SANOFI GENZYME
ANIKA



Jacob Patterson
Chief Financial Officer

ThermoFisher SCIENTIFIC



Nikolai Sopko, MD, PhD
Chief Scientific Officer & Vice President R&D

JOHNS HOPKINS UNIVERSITY
Cleveland Clinic



Cameron Hoyler, JD
General Counsel
Executive Vice President
Corporate Development & Strategy

KING & SPALDING



Ryan Mathis, MD
Chief Medical Officer

GEORGETOWN UNIVERSITY



Kolby Day, JD
Senior Vice President of Operations

ARTERIOCYTE CELLULAR THERAPIES MEDICAL SYSTEMS
COMPASS BIOMEDICAL

Board of Directors



Peter Cohen, MBA
Chairman of the Board & Chairman of Compensation Committee
- Former Board Member of the NYSE
- Former Chairman of Shearson Lehman Hutton, Inc.
- Former Chairman and CEO of Cowen Inc.
- Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation
- Federal Reserve International Capital Markets Advisory Committee



Chris Nolet
Director & Chairman of the Audit Committee
- Former Partner at Ernst & Young
- Former Partner at PricewaterhouseCoopers
- Member of Executive Committee and Co-Chair of the Finance Committee of the California Life Sciences Industry Association (CLSA)
- Former Member of the Finance & Investment Committee and Emerging Companies Section of the Biotechnoogy Innovation Organization



David Seaburg
Director & Chairman of the Strategic Review Committee
- Former Chief Executive Officer of PolarityTE
- Former Managing Director at Cowen Inc.
- Spent ~25 years at Cowen Inc. where he served as Head of Sales Trading and was a member of Cowen's Equity Operating Committee
- Former CNBC Fast Money Contributor



Willie Bogan, JD, MA
Director & Chairman of the Nominating and Governance Committee
- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



Jeff Dyer, MBA, PhD
Director
- Horace Beesley Professor of Strategy at Brigham Young University & the Wharton School, University of Pennsylvania
- Internationally recognized strategy & innovation expert
- Author of business bestsellers Innovator's DNA & The Innovator's Method
- Most published strategy scholar in Harvard Business Review

Peer Reviewed Publications

1. "A multicentre, randomised controlled clinical trial evaluating the effects of a novel autologous, heterogeneous skin construct in the treatment of Wagner one diabetic foot ulcers: Interim analysis" in ***International Wound Journal***
2. "Autologous Heterogeneous Skin Construct Closes Traumatic Lower Extremity Wounds in Pediatric Patients: A Retrospective Case Series" in ***The International Journal of Lower Extremity Wounds*** *(online ahead of print)*
3. "Complete Wound Closure Following a Single Topical Application of a Novel Autologous Homologous Skin Construct: First Evaluation in an Open-Label, Single-Arm Feasibility Study in Diabetic Foot Ulcers" in ***International Wound Journal***
4. "Open-label Venous Leg Ulcer Pilot Study Using Novel Autologous Homologous Skin Construct" in ***Plastic and Reconstructive Surgery-Global Open***
5. "Autologous Homologous Skin Constructs Allow Safe Closure of Wounds: A Retrospective, Non-controlled, Multi-Centered Case Series" in ***Plastic and Reconstructive Surgery-Global Open***
6. "Regeneration of Functional, Full Thickness Skin with Minimal Donor Site Contribution Using Autologous Homologous Skin Construct" in ***Plastic Surgery Case Studies***
7. "Successful Treatment of War Zone Traumatic Lower Extremity Wound with Exposed Tendons Using an Autologous Homologous Skin Construct" in ***Cureus***
8. "What to put on (and what to take off) a wound: treating a chronic neuropathic ulcer with an autologous homologous skin construct, offloading and common sense" in ***Oxford Medical Case Reports***
9. "In Vivo Expansion and Regeneration of Full-Thickness Functional Skin with an Autologous Homologous Skin Construct: Clinical Proof of Concept for Chronic Wound Healing" in ***International Wound Journal***
10. "A Prospective, Multicenter, Pilot Trial Of A Novel Homologous Skin Construct On Deep Partial-Thickness And Full-Thickness Burns" in ***Annals of Burns and Fire Disasters***
11. "The Applied Anatomy of Human Skin: A Model for Regeneration" in ***Wound Medicine***
12. "Regeneration and Expansion of Autologous Full-Thickness Skin Through a Self-Propagating Autologous Skin Graft Technology" in ***Clinical Case Reports***


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Punch biopsy taken 5 months after SkinTE application demonstrating recapitulation of full-thickness skin with normal architecture (from Patterson, et al. *Clin Case Rep*. 2019;7(12):2449-55).

References

1. Sen, Chandan K. “Human Wounds and Its Burden: An Updated Compendium of Estimates.” *Advances in wound care* vol. 8,2 (2019): 39-48. doi:10.1089/wound.2019.0946
2. Armstrong, David G et al. “Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers.” International wound journal vol. 17,5 (2020): 1366-1375. doi:10.1111/iwj.13404Centers for Disease Control and Prevention. National Diabetes Statistics Report, 2020. Atlanta, GA: Centers for Disease Control and Prevention, U.S. Dept of Health and Human Services; 2020.
3. Baetz et al. Evaluation in a porcine wound model and long-term clinical evaluation including tissue biopsy of an autologous heterogeneous skin construct to close full-thickness wounds. 2021. Wound Repair and Regeneration. In review.
4. Margolis, D J et al. “Healing of diabetic neuropathic foot ulcers receiving standard treatment. A meta-analysis.” Diabetes care vol. 22,5 (1999): 692-5. doi:10.2337/diacare.22.5.692
5. Marston, William A et al. “The efficacy and safety of Dermagraft in improving the healing of chronic diabetic foot ulcers: results of a prospective randomized trial.” Diabetes care vol. 26,6 (2003): 1701-5. doi:10.2337/diacare.26.6.1701
6. Veves, A., Falanga, V., Armstrong, D., & Sabolinski, M. (2001, February 01). Graftskin, a Human Skin Equivalent, Is Effective in the Management of Noninfected Neuropathic Diabetic Foot Ulcers. Retrieved September 09, 2020, from https://care.diabetesjournals.org/content/24/2/290?ijkey=6071b17c5dfea05b0d0cccca9f39a893c3461d39
7. Rowley WR, Bezold C, Arikan Y, Byrne E, Krohe S. Diabetes 2030: Insights from Yesterday, Today, and Future Trends. Popul Health Manag. 2017;20(1):6-12. doi:10.1089/pop.2015.0181
8. Singh, Nalini et al. “Preventing foot ulcers in patients with diabetes.” *JAMA* vol. 293,2 (2005): 217-28. doi:10.1001/jama.293.2.217
9. Armstrong, David G et al. “Five year mortality and direct costs of care for people with diabetic foot complications are comparable to cancer.” *Journal of foot and ankle research* vol. 13,1 16. 24 Mar. 2020, doi:10.1186/s13047-020-00383-2
10. Armstrong, D. (2017, June). Diabetic Foot Ulcers and Their Recurrence: NEJM. Retrieved September 09, 2020, from https://www.nejm.org/doi/full/10.1056/NEJMra1615439
11. Raghav, Alok & Khan, Zeeshan & Labala, Rajendra & Ahmad, Jamal & Noor, Saba & Mishra, Brijesh. (2017). Financial burden of diabetic foot ulcers to world: a progressive topic to discuss always. Therapeutic Advances in Endocrinology and Metabolism. 9. 204201881774451. 10.1177/2042018817744513.
12. Lipsky BA, Berendt AR, Cornia PB, et al. 2012 Infectious Diseases Society of America clinical practice guideline for the diagnosis and treatment of diabetic foot infections. Clin Infect Dis. 2012;54(12):e132-e173. doi:10.1093/cid/cis346
13. Senneville, É, Lipsky, BA, Abbas, ZG, et al. Diagnosis of infection in the foot in diabetes: a systematic review. Diabetes Metab Res Rev. 2020; 36(S1):e3281. https://doi.org/10.1002/dmrr.3281
14. “Preventing Pressure Ulcers in Hospitals.” *AHRQ*, www.ahrq.gov/patient-safety/settings/hospital/resource/pressureulcer/tool/pu1.html.
15. VanGilder, Catherine; Lachenbruch, Charlie; Algrim-Boyle, Corrine; Meyer, Stephanie The International Pressure Ulcer Prevalence™ Survey, Journal of Wound, Ostomy and Continence Nursing: January/February 2017 - Volume 44 - Issue 1 - p 20-28 doi: 10.1097/WON.0000000000000292
16. Frankel, Heidi et al. “Risk factors for pressure ulcer development in a best practice surgical intensive care unit.” *The American surgeon* vol. 73,12 (2007): 1215-7.
17. Russo, C.A. (Thomson Reuters), Steiner, C. (AHRQ) and Spector, W. (AHRQ). Hospitalizations Related to Pressure Ulcers, 2006. HCUP Statistical Brief #64. December 2008. Agency for Healthcare Research and Quality, Rockville, MD. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb64.pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2647498/

References (Continued)

18. VanGilder C, Macfarlane GD, Meyer S. Results of nine international pressure ulcer prevalence surveys: 1989 to 2005. Ostomy Wound Manage. 2008;54(2):40–54.
19. Bates-Jensen BM, Guihan M, Garber SL, Chin AS, Burns SP. Characteristics of recurrent pressure ulcers in veterans with spinal cord injury. J Spinal Cord Med. 2009;32(1):34-42. doi:10.1080/10790268.2009.11760750
20. Padula, W. V., & Delarmente, B. A. (2019). The national cost of hospital-acquired pressure injuries in the United States. International Wound Journal, 16(3), 634-640. https://doi.org/10.1111/iwj.13071
21. Bauer K, Rock K, Nazzal M, Jones O, Qu W. Pressure ulcers in the United States' inpatient population from 2008 to 2012: results of a retrospective nationwide study. Ostomy Wound Manage. 2016;62(11):30–38.
22. Duncan DI, Borunda-Rivera P, DeFelice B, Duncan D, Warner A. Autologous Homologous Skin Construct for the Healing of a Chronic Stump Wound and Repair of Sinus Tract in Diabetic Patient. DFCon19 (Los Angeles, CA) October 17-19, 2019.
23. Shenaq D, Nigriny JF, Miranda EP, Price TP, Moon JL, Rauscher GE, Granick MS. Retrospective Multicenter Case Series of Pressure Ulcers Treated with a Novel Autologous Homologous Skin Construct. Boswick Burn and Wound Symposium (Maui, HI) January 25-30, 2020.
24. Bluestein D, Javaheri A. Pressure ulcers: prevention, evaluation, and management. Am Fam Physician. 2008 Nov 15;78(10):1186-94. PMID: 19035067.
25. Bamba R, et al. Flap Reconstruction for Pressure Ulcers: An Outcomes Analysis. Plast Reconstr Surg Glob Open. 2017. doi: 10.1097/ GOX.0000000000000001187. eCollection 2017 Jan.
26. DiMaggio, Charles et al. "Traumatic injury in the United States: In-patient epidemiology 2000-2011." *Injury* vol. 47,7 (2016): 1393-403. doi:10.1016/j.injury.2016.04.002
27. Astor Reigstad, Karl R. Hetland, Kjell Bye, Svein Waage, Magne Røkkum & Torstein Husby (1992) Free tissue transfer for Type III tibial fractures, Acta Orthopaedica Scandinavica, 63:5, 477-481, DOI: 10.3109/17453679209154718
28. Zhen, Ping et al. "One-stage treatment and reconstruction of Gustilo Type III open tibial shaft fractures with a vascularized fibular osteoseptocutaneous flap graft." *Journal of orthopaedic trauma* vol. 24,12 (2010): 745-51. doi:10.1097/BOT.0b013e3181d88a07
29. Armstrong, DG, Orgill, DP, Galiano, R, et al. Complete wound closure following a single topical application of a novel autologous homologous skin construct: first evaluation in an open-label, single-arm feasibility study in diabetic foot ulcers. *Int Wound J*. 2020; 17: 1366– 1375. https://doi.org/10.1111/iwj.13404
30. Mundinger, Gerhard S et al. "Autologous Heterogeneous Skin Construct Closes Traumatic Lower Extremity Wounds in Pediatric Patients: A Retrospective Case Series." *The international journal of lower extremity wounds*, 1534734621992284. 9 Mar. 2021, doi:10.1177/1534734621992284
31. Ritter E, Buckley K, Dumpe J, Lima M, Blakely M. Rethinking the Reconstructive Ladder: Treatment of Complex Lower Extremity Traumatic Injuries with a Novel Autologous Homologous Skin Construct. *Desert Foot 2019* (Phoenix, AZ). December 4 -7, 2019.
32. 2016 NBR Burn incidence Factsheet
33. Berg A, Kaul S, Rauscher GE, Blatt M, Cohn S. Successful Full-Thickness Skin Regeneration Using Epidermal Stem Cells in Traumatic and Complex Wounds: Initial Experience. *Cureus*. 2020;12(9):e10558. Published 2020 Sep 20. doi:10.7759/cureus.10558
34. Feldman MJ, McLawhorn MM, Han J, Marcu AC, Burkey SE, Travis TE, Johnson LS. A Prospective, Multicenter, Pilot Trial Of A Novel Homologous Skin Construct On Deep Partial-Thickness And Full-Thickness Burns. *Ann Burns Fire Disasters*. 2020 Sep 30;33(3):191-197. PMID: 33304208; PMCID: PMC7680199.

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